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                                                                      EXHIBIT 10

Warrant No. 1

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE TRANSFERRED UNLESS REGISTERED UNDER THE ACT, EXCEPT IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE HOLDER HEREOF QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

                             STOCK PURCHASE WARRANT

                              TO PURCHASE SHARES OF

                                 COMMON STOCK OF

                    INNOVATIVE GAMING CORPORATION OF AMERICA


         THIS CERTIFIES THAT, for good and valuable consideration, Gaming Venture Corporation, is entitled to subscribe for and purchase from Innovative Gaming Corporation of America, a Minnesota corporation (the "Corporation"), at any time during the period ending April 21, 2000 (the "Exercise Period"), up to 5,000 of fully paid and nonassessable shares of Common Stock of the Corporation at a price of Three and Three/Sixteenth Dollars ($3.1875) per share (the "Warrant Exercise Price"), subject to the antidilution provisions set forth in
Section 5 of this Warrant. The shares which may be acquired upon exercise of this Warrant are referred to herein as the "Warrant Shares." As used herein, the term "Holder" means the initial holder, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant; the term "Common Stock" means and includes the Corporation's presently authorized Common Stock, $.01 par value per share; and the term "Convertible Securities" means any stock or other securities convertible into, or exchangeable for, Common Stock.

         This Warrant is subject to the following provisions, terms and conditions:

         1. Exercise. The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), after August 1, 1998 and prior to the expiration of this Warrant by written notice of exercise (in the form attached hereto) delivered to the Corporation at the principal office of the Corporation and accompanied or preceded by the surrender of this Warrant along with cash, a certified check or bank draft in payment of the Warrant Exercise Price for such shares.



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         2. Exchange and Replacement. Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Corporation upon the surrender hereof in connection with any exchange or replacement. The Corporation shall pay all expenses, taxes (other than stock transfer or income taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 2.

         3. Issuance of the Warrant Shares.

                  (a) The Corporation agrees that the shares of Common Stock purchased hereby shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered, the payment made for such Warrant Shares as aforesaid is returned to the Corporation. Subject to the provisions of the next section, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

                  (b) Notwithstanding the foregoing, however, the Corporation shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Corporation to effect registrations under federal or state securities laws, except as provided in Section 8. If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least 30 calendar days from the date the Corporation delivers to the Holder written notice of the availability of such registrations or exemptions. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Corporation, or the registrations made, for the issuance of the Warrant Shares.

         4. Covenants of the Corporation. The Corporation covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes (except stock transfer and income taxes), liens, and charges with respect to the issue thereof. The Corporation further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Corporation will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.



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         5. Antidilution Adjustment. The provisions of this Warrant are subject to adjustment as provided in this Section 5.

                  (a) The Warrant Exercise Price shall be subject to adjustment from time to time such that in case the Corporation shall hereafter:

                  (i) subdivide its then outstanding shares of Common Stock into a greater number of shares; or

                  (ii) combine outstanding shares of Common Stock, by reclassification or otherwise;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (a) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Warrant Exercise Price, by (b) the total number of shares of Common Stock outstanding immediately after such event (including the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock), and the resulting quotient shall be the adjusted Warrant Exercise Price per share. An adjustment made pursuant to this Subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Corporation, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this Subsection shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. In the event that at any time as a result of an adjustment made pursuant to this Subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Corporation other than shares of Common Stock, thereafter the Warrant Exercise Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section.

                  (b) Upon each adjustment of the Warrant Exercise Price pursuant to Section 5(a) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment) by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.



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                  (c) In case of any consolidation or merger to which the
Corporation is a party other than a merger or consolidation in which the Corporation is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Corporation), there shall be no adjustment under Subsection (a) of this Section above but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which the Holder would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this Subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

                  (d) Upon any adjustment of the Warrant Exercise Price, then, and in each such case, the Corporation shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder as shown on the books of the Corporation, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         6. No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Corporation.

         7. Fractional Shares. Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Corporation shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the Fair Value of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b) the proportional part of the Warrant Exercise Price represented by such fractional share. For purposes of this Section, the term "Fair Value" with respect to shares of Common Stock of any class or series means the last reported sale price or, if none, the average of the last reported closing bid and asked prices on any national securities exchange or listed in the National Association of Securities Dealers, Inc.'s Automated Quotations System (Nasdaq).




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         8. Registration Rights.

                  (a) If, at any time prior to the second anniversary hereof, the Corporation shall propose to file any Registration Statement (other than (i) any registration on Form S-4, S-8 or any other similarly inappropriate form, or any successor forms thereto under the Securities Act of 1933, as amended (the "Act"), covering a public offering of the Corporation's Common Stock, it will notify the Holder hereof at least thirty (30) days prior to each such filing and will use its best efforts to include in the Registration Statement (to the extent permitted by applicable regulation), the Common Stock purchased by the Holder or purchasable by the Holder upon the exercise of the Warrant to the extent requested by the Holder hereof within fifteen (15) days after receipt of notice of such filing (which request shall specify the interest in this Warrant or the Warrant Shares intended to be sold or disposed of by such Holder and describe the nature of any proposed sale or other disposition thereof); provided, however, that if a greater number of Warrants and Warrant Shares is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Warrant and Warrant Shares proposed to be offered by such Holders for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall be proportionately reduced to a number deemed satisfactory by the managing underwriter.

                  (b) All expenses of any such registration referred to in this
Section 8, except the fees of counsel to such holders, underwriting commissions or discounts and filing fees shall be borne by the Corporation.

                  (c) The Corporation hereby indemnifies each of the Holders of this Warrant and of any Warrant Shares, and the officers and directors, if any, who control such Holders, within the meaning of Section 15 of the 1933 Act, against all losses, claims, damages, and liabilities caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (and as amended or supplemented if the Corporation shall have furnished any amendments thereof or supplements thereto), any Preliminary Prospectus or any state securities law filings; (2) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Corporation by such Holder expressly for use therein; and each such Holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Corporation, each of its officers who signs such Registration Statement, and each person, if any, who controls the Corporation, within the meaning of Section 15 of the 1933 Act, with respect to losses, claims, damages, or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Corporation by such Holder expressly for use therein.


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         The Holder of the Warrant agrees to cooperate with the Corporation in the preparation and filing of any Registration Statement, and in the furnishing of information concerning the holder for inclusion therein, or in any efforts by the Corporation to establish that the proposed sale is exempt under the Act as to any proposed distribution.

         IN WITNESS WHEREOF, Innovative Gaming Corporation of America has caused this Warrant to be signed by its duly authorized officers this 21st day of April, 1998.



                                       INNOVATIVE GAMING CORPORATION
                                         OF AMERICA


                                       By: __________________________________
                                           Scott Shackelton, Chief Financial
                                           Officer




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                           NOTICE OF WARRANT EXERCISE

                  (To be signed only upon exercise of Warrant)

TO:      Innovative Gaming Corporation of America

         The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase for cash, _____________ of the shares issuable upon the exercise of such Warrant, and requests that certificates for such shares (together with a new Warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) shall be issued in the name of




                                              __________________________________
                                              (Print Name)

Please insert social security or other
identifying number of registered holder of certificate (_____________)



                                              __________________________________
                                              (Address)



Date: _____________________, 199_             __________________________________
                                              Signature*




*The signature of the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.







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